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                                                                   EXHIBIT 10.72

                         TENTH SUPPLEMENT TO PRODUCTION
                               PAYMENT CONVEYANCE

         THIS TENTH SUPPLEMENT TO PRODUCTION PAYMENT CONVEYANCE (this "Supplement"), dated as of March 27, 2003, is made by TransTexas Gas Corporation, a Delaware corporation ("Grantor"), TCW DR VI Investment Partnership, L.P. ("Fund VI"), and TCW Global Project Fund Ltd. ("GPF"). Fund VI and GPF are herein collectively called "Grantee".

                                    RECITALS:

- Effective as of March 1, 2000, Grantor executed in favor of TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. ("Fund V"), Fund VI, and Mirant Americas Energy Capital, LP, formerly named Southern Producer Services, L.P. ("SPS"), that certain Production Payment Conveyance dated as of March 14, 2000 (the "3/14/2000 Conveyance"). The 3/14/2000 Conveyance has previously been supplemented and amended by various supplements and, as so supplemented and amended, is herein called the "Original Conveyance". The 3/14/2000 Conveyance and such supplements have been recorded as set forth in Schedule 1 hereto (the "Recording Schedule"); all capitalized terms used but not defined herein shall have the meanings assigned to them in the Original Conveyance.

- Effective as of December 1, 2000, Fund V assigned all of its right, title, and interest under the Original Conveyance to SPS pursuant to a Conveyance of Interest in Production Payment dated as of February 7, 2001.

- Effective as of September 10, 2001, SPS conveyed an undivided interest in the Production Payment to GPF pursuant to a Partial Conveyance of Production Payment and Seventh Supplement to Production Payment Conveyance dated as of September 10, 2001.

- On March 4, 2002, SPS assigned all of its right, title, and interest under the Original Conveyance to Mirant Americas Energy Capital Assets, LLC ("Mirant") pursuant to that certain Assignment dated as of March 4, 2002.

- On March 13, 2003, SPS and Mirant collectively assigned their right, title, and interest under the Original Conveyance to Hydrocarbon Capital LLC ("HCL") pursuant to that certain Assignment of Production Payment dated as of March 13, 2003. Prior to the delivery of this Supplement, and by means of an Assignment of Partial Interest in Production Payment of even date herewith recorded immediately prior to this Supplement, HCL assigned its right, title and interest under the Original Conveyance to GPF, effective as of 8:59 a.m. Houston, Texas time on March 7, 2003. GPF is therefore the successor and assign of Mirant with respect to Mirant's interests in the Production Payment under the Original Conveyance, and GPF and Fund VI now constitute the "Grantee" under the Original Conveyance.

- Grantee and Grantor desire to supplement and amend the Original Conveyance, as set forth herein, to (a) increase the unliquidated balance of the Primary Sum in consideration

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         of the payment by GPF of additional funds to Grantor, and (b)
         accordingly adjust the relative Percentage Shares of Fund VI and GPF.

- As described in Section 8.7 of the Original Conveyance, Fund VI has appointed TCW Asset Management Company and GPF has appointed TCW London International, Limited to act as their respective agents in connection with supplements and amendments to the Original Conveyance.

                           SUPPLEMENTS AND AGREEMENTS:

         FOR A GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Grantor and Grantee do hereby agree, act and covenant as follows:

                           - Effective as of 9:00 a.m. Houston, Texas time, on March 7, 2003 (the "Effective Time"), the Original Conveyance is amended in order to add the amount of Five Million Dollars ($5,000,000) to the unliquidated balance of the Primary Sum, as such unliquidated balance stood as of the Effective Time after giving effect to all applications of PP Proceeds made before the Effective Time. After giving effect to such amendment (and to such application of PP Proceeds), the unliquidated balance of the Primary Sum as of the Effective Time is $18,965,203.70. (Any PP Proceeds received after the Effective Time on March 7, 2003 shall be deemed to have been received on the next following Business Day.)

                           -        The definition of "Percentage Share" in
                  Section 1.1 of the Original Conveyance is hereby amended in its entirety to read as follows:

                  " 'Percentage Share' means, with respect to each Person included in Grantee, the fractional undivided interest which it owns in the Production Payment at the time in question. From the initial grant of the Production Payment until June 7, 2000, the Percentage Share of each Person included in Grantee was as follows:

                  Fund V 42.859594%
                  Fund VI 21.429797%
                  SPS 35.710609%

         From and after June 7, 2000, until September 8, 2000, the Percentage Share of each Person included in Grantee was as follows:

                  Fund V 33.048697%
                  Fund VI 16.524349%
                  SPS 50.426954%

         From and after September 8, 2000, until November 7, 2000, the Percentage Share of each Person included in Grantee was as follows:

                  Fund V 22.863142%
                  Fund VI 11.431571%
                  SPS 65.705287%

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         From and after November 7, 2000, until December 1, 2000, the Percentage
         Share of each Person included in Grantee was as follows:

                  Fund V 19.08294%
                  Fund VI 9.54147%
                  SPS 71.37559%

         From and after December 1, 2000, until February 7, 2001, the Percentage Share of each Person included in Grantee was as follows:

                  Fund VI 9.54147%
                  SPS 90.45853%

         From and after February 7, 2001, until July 9, 2001, the Percentage Share of each Person included in Grantee was as follows:

                  Fund VI 49.82233%
                  SPS 51.17767%

         From and after July 9, 2001, until September 10, 2001, the Percentage Share of each Person included in Grantee was as follows:

                  Fund VI 43.83362%
                  SPS 56.16638%

         From and after September 10, 2001, until March 7, 2002, the Percentage Share of each Person included in Grantee was as follows:

                  Fund VI 31.64025%
                  SPS (or 49.81482%
                  Mirant)
                  GPF 18.54493%

         From and after March 7, 2002, until June 7, 2002, the Percentage Share of each Person included in Grantee was as follows:

                  Fund VI 19.36125%
                  Mirant 30.48260%
                  GPF 50.15615%

         From and after June 7, 2002 until March 7, 2003, the Percentage Share of each Person included in Grantee was as follows:

                  Fund VI 12.77506%
                  Mirant (or 20.11321%
                  HCL)
                  GPF 67.11173%

         As of 9:00 a.m. Houston, Texas time, on March 7, 2003, the Percentage Share of each Person included in Grantee is as follows:

                  Fund VI 9.40701%
                  GPF 90.59299%

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The foregoing Percentage Shares of Fund VI and GPF, respectively, taking effect as of 9:00 a.m., Houston, Texas time on March 7, 2003, are in this Supplement called their "amended Percentage Shares".

                           - In consideration of the additional purchase price payment made by GPF to Grantor and the foregoing increase in the unliquidated balance of the Primary Sum:

                  (a) Fund VI does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto GPF such additional undivided interests in the Production Payment as are necessary in order to cause GPF and Fund VI to own the Production Payment, at and after the Effective Time, in undivided interests in proportion to their respective amended Percentage Shares, and

                  (b) Fund VI does further assign unto GPF such undivided interests in Fund VI's accounts receivable from the sale of PP Hydrocarbons B to the extent such accounts receivable exist and are unpaid at the Effective Time and arise from the sale of PP Hydrocarbons before the Effective Time B as are necessary in order to cause GPF and Fund VI to share in all collections of such accounts receivable after the Effective Time in proportion to their respective amended Percentage Shares.

         TO HAVE AND TO HOLD the same, upon and subject to the terms of the Original Conveyance, as amended hereby, unto GPF and its successors and Permitted Assigns, until the Termination Time.

                           - All of the terms and provisions of the Original Conveyance, as the same is amended and supplemented hereby, are ratified, adopted, affirmed and renewed, and remain in full force and effect for the benefit of Grantee, the Beneficiaries, Funds Agent, and their respective successors and assigns.

                           - This Supplement may be executed in multiple counterparts, all of which are identical.

                           - This Supplement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns, and all of the covenants and agreements contained in the Original Conveyance, as amended hereby, shall be deemed to be covenants and agreements running with the lands affected thereby.

                           - This Supplement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to principles of conflicts of laws.

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         IN WITNESS WHEREOF, this Supplement is executed by the parties hereto on the dates set out below in their respective acknowledgments, dated for purposes of reference as of March 27, 2003, and effective as of the Effective Time.

                                 TRANSTEXAS GAS CORPORATION

                                 By: _________________________________________
                                     Ed Donahue
                                     Vice President

Grantor's address:1300 North Sam Houston Parkway East
                                 Suite 310
                                 Houston, Texas 77032-2949
                                 Attention: Ed Donahue, Vice President
                                 Telephone: 281/987-8600
                                 Telecopy: 281/986-8865

                                 TCW DR VI INVESTMENT PARTNERSHIP, L.P.

                                 By: TCW ASSET MANAGEMENT COMPANY, as Agent

                                      By: __________________________________
                                          Kurt A. Talbot
                                          Senior Vice President

Fund VI's address: c/o Trust Company of the West
                                 865 South Figueroa
                                 Los Angeles, California 90017
                                 Attention: Thomas F. Mehlberg
                                 Telephone: 213/244-0702
                                 Telecopy: 213/244-0604

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                                 TCW GLOBAL PROJECT FUND LTD.

                                 By: __________________________________________
                                     David J. Doyle
                                     Director

GPF's address: TCW Global Project Fund Ltd.
                                 c/o Conyers, Dill & Pearman
                                 Clarendon House
                                 Church Street
                                 Hamilton, Bermuda
                                 Attention: Kevin Butler
                                 Telephone: 441/299-4993
                                 Telecopy: 441/292-4720

           with a copy to:TCW London International, Limited
                                 865 South Figueroa
                                 Los Angeles, California 90017
                                 Attention: Arthur Carlson
                                 Telephone: 213/244-0053
                                 Telecopy: 213/244-0604

This document prepared by:

John W. Rain
Thompson & Knight L.L.P.
1700 Pacific Avenue, Suite 3300
Dallas, Texas 75201

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STATE OF TEXAS                )
                              )
COUNTY OF HARRIS              )

         The foregoing instrument was acknowledged before me on this ____ day of March, 2003, by Ed Donahue, the Vice President of TransTexas Gas Corporation, a Delaware corporation, on behalf of such corporation.

                                    ____________________________________________
        [SEAL]                      Notary Public, State of Texas

STATE OF TEXAS                )
                              )
COUNTY OF HARRIS              )

         The foregoing instrument was acknowledged before me on this ____ day of March, 2003, by Kurt A. Talbot, the Senior Vice President of TCW Asset Management Company, a California corporation, on behalf of such corporation acting as agent as aforesaid.

                                    ____________________________________________
        [SEAL]                      Notary Public, State of Texas

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COLONY OF BERMUDA             )
CITY OF HAMILTON              )
CONSULATE GENERAL OF THE      )
UNITED STATES OF AMERICA      )

         The foregoing instrument was acknowledged before me on this ____ day of March, 2003, by David J. Doyle, a Director of TCW Global Project Fund Ltd., a Bermuda company, on behalf of such company.

                                        ________________________________________
         [SEAL]                         Consul of the United States of America

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